Exhibit 99.2

Investor Presentation September 2024 | Nasdaq: COLL

2 Forward - Looking Statements This presentation contains forward - looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 . We may, in some cases, use terms such as "predicts," "forecasts," "believes," "potential," "proposed," "continue," "estimates," "anticipates," "expects," "plans," "intends," "may," "could," "might," "should" or other words that convey uncertainty of future events or outcomes to identify these forward - looking statements . Examples of forward - looking statements contained in this presentation include, among others, statements related to the anticipated benefits of the acquisition of Ironshore Therapeutics, the anticipated financial impact of the acquisition of Ironshore Therapeutics, our expectations for Jornay PM revenues, our full - year 2024 financial guidance, including projected product revenue, adjusted operating expenses and adjusted EBITDA, current and future market opportunities for our products and our assumptions related thereto, expectations (financial or otherwise) and intentions, and other statements that are not historical facts . Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results, performance, or achievements to differ materially from Collegium’s current expectations, including risks relating to, among others : risks related to our ability to realize the anticipated benefits of the acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period ; the risk that the businesses will not be integrated successfully ; disruption from the transaction making it more difficult to maintain business and operational relationships ; negative effects of the consummation of the acquisition on the market price of our common stock and/or operating results ; risks related to significant transaction costs or the acquisition of unknown liabilities ; risks related to future opportunities and plans for Ironshore Therapeutics and Jornay PM, including uncertainty of the expected financial performance of Jornay PM ; risks related to future opportunities and plans for our products, including uncertainty of the expected financial performance of such products ; our ability to commercialize and grow sales of our products ; our ability to manage our relationships with licensors ; the success of competing products that are or become available ; our ability to maintain regulatory approval of our products, and any related restrictions, limitations, and/or warnings in the label of our products ; the size of the markets for our products, and our ability to service those markets ; our ability to obtain reimbursement and third - party payor contracts for our products ; the rate and degree of market acceptance of our products ; the costs of commercialization activities, including marketing, sales and distribution ; changing market conditions for our products ; the outcome of any patent infringement or other litigation that may be brought by or against us ; the outcome of any governmental investigation related to our business ; our ability to secure adequate supplies of active pharmaceutical ingredient for each of our products and manufacture adequate supplies of commercially saleable inventory ; our ability to obtain funding for our operations and business development ; regulatory developments in the U . S .; our expectations regarding our ability to obtain and maintain sufficient intellectual property protection for our products ; our ability to comply with stringent U . S . and foreign government regulation in the manufacture of pharmaceutical products, including U . S . Drug Enforcement Agency (DEA) compliance ; our customer concentration ; and the accuracy of our estimates regarding expenses, revenue, capital requirements and need for additional financing . These and other risks are described under the heading "Risk Factors" in our Annual Reports on Form 10 - K and Quarterly Reports on Form 10 - Q and other filings with the SEC . Any forward - looking statements that we make in this presentation speak only as of the date of this presentation . We assume no obligation to update our forward - looking statements whether as a result of new information, future events or otherwise, after the date of this presentation . Non - GAAP Financial Measures To supplement our financial results presented on a GAAP basis, we have included information about certain non - GAAP financial measures . We believe the presentation of these non - GAAP financial measures, when viewed with our results under GAAP and the accompanying reconciliations, provide analysts, investors, lenders, and other third parties with insights into how we evaluate normal operational activities, including our ability to generate cash from operations, on a comparable year - over - year basis and manage our budgeting and forecasting . In addition, certain non - GAAP financial measures, primarily Adjusted EBITDA, are used to measure performance when determining components of annual compensation for substantially all non - sales force employees, including senior management . In this presentation, we discuss the following financial measures that are not calculated in accordance with GAAP, to supplement our consolidated financial statements presented on a GAAP basis . Adjusted EBITDA Adjusted EBITDA is a non - GAAP financial measure that represents GAAP net income or loss adjusted to exclude interest expense, interest income, the benefit from or provision for income taxes, depreciation, amortization, stock - based compensation, and other adjustments to reflect changes that occur in our business but do not represent ongoing operations . Adjusted EBITDA, as used by us, may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies . There are several limitations related to the use of adjusted EBITDA rather than net income or loss, which is the nearest GAAP equivalent, such as : • adjusted EBITDA excludes depreciation and amortization, and, although these are non - cash expenses, the assets being depreciated or amortized may have to be replaced in the future, the cash requirements for which are not reflected in adjusted EBITDA ; • adjusted EBITDA does not reflect changes in, or cash requirements for, working capital needs ; • adjusted EBITDA does not reflect the benefit from or provision for income taxes or the cash requirements to pay taxes ; • adjusted EBITDA does not reflect historical cash expenditures or future requirements for capital expenditures or contractual commitments ; • we exclude stock - based compensation expense from adjusted EBITDA although : ( i ) it has been, and will continue to be for the foreseeable future, a significant recurring expense for our business and an important part of our compensation strategy ; and (ii) if we did not pay out a portion of our compensation in the form of stock - based compensation, the cash salary expense included in operating expenses would be higher, which would affect our cash position ; • we exclude impairment expenses from adjusted EBITDA and, although these are non - cash expenses, the asset(s) being impaired may have to be replaced in the future, the cash requirements for which are not reflected in adjusted EBITDA ; • we exclude restructuring expenses from adjusted EBITDA . Restructuring expenses primarily include employee severance and contract termination costs that are not related to acquisitions . The amount and/or frequency of these restructuring expenses are not part of our underlying business ; • we exclude litigation settlements from adjusted EBITDA, as well as any applicable income items or credit adjustments due to subsequent changes in estimates . This does not include our legal fees to defend claims, which are expensed as incurred ; • we exclude acquisition related expenses as the amount and/or frequency of these expenses are not part of our underlying business . Acquisition related expenses include transaction costs, which primarily consisted of financial advisory, banking, legal, and regulatory fees, and other consulting fees, incurred to complete the acquisition, employee - related expenses (severance cost and benefits) for terminated employees after the acquisition, and miscellaneous other acquisition related expenses incurred ; • we exclude recognition of the step - up basis in inventory from acquisitions (i . e . , the adjustment to record inventory from historic cost to fair value at acquisition) as the adjustment does not reflect the ongoing expense associated with sale of our products as part of our underlying business ; • we exclude losses on extinguishments of debt as these expenses are episodic in nature and do not directly correlate to the cost of operating our business on an ongoing basis ; and • we exclude other expenses, from time to time, that are episodic in nature and do not directly correlate to the cost of operating our business on an ongoing basis . Adjusted Operating Expenses Adjusted operating expenses is a non - GAAP financial measure that represents GAAP operating expenses adjusted to exclude stock - based compensation expense, and other adjustments to reflect changes that occur in our business but do not represent ongoing operations . Adjusted Net Income and Adjusted Earnings Per Share Adjusted net income is a non - GAAP financial measure that represents GAAP net income or loss adjusted to exclude significant income and expense items that are non - cash or not indicative of ongoing operations, including consideration of the tax effect of the adjustments . Adjusted earnings per share is a non - GAAP financial measure that represents adjusted net income per share . Adjusted weighted - average shares - diluted is calculated in accordance with the treasury stock, if - converted, or contingently issuable accounting methods, depending on the nature of the security . Reconciliations of adjusted EBITDA, adjusted operating expenses, adjusted net income, and adjusted earnings per share to the most directly comparable GAAP financial measures are included in this presentation . The Company has not provided a reconciliation of its full - year 2024 guidance for adjusted EBITDA or adjusted operating expenses to the most directly comparable forward - looking GAAP measures, in reliance on the unreasonable efforts exception provided under Item 10 (e)(1)( i )(B) of Regulation S - K, because the Company is unable to predict, without unreasonable efforts, the timing and amount of items that would be included in such a reconciliation, including, but not limited to, stock - based compensation expense, acquisition related expense and litigation settlements . These items are uncertain and depend on various factors that are outside of the Company’s control or cannot be reasonably predicted . While the Company is unable to address the probable significance of these items, they could have a material impact on GAAP net income and operating expenses for the guidance period . A reconciliation of adjusted EBITDA or adjusted operating expenses would imply a degree of precision and certainty as to these future items that does not exist and could be confusing to investors .

Healthier people. Stronger communities. Mission Driven Building a leading, diversified specialty pharmaceutical company committed to improving the lives of people living with serious medical conditions. Doing Good As We Do Well Partnering with organizations driving equitable access to STEM education in underserved communities to support the next generation of scientists. Committed To Environmental, Social And Governance (ESG) Initiatives Operating with integrity, accountability and responsibility and investing in the long - term sustainability of our business and the health of our broader communities. 3 Read our ESG report at c ollegiumpharma.com .

2024 Focus : Operational Execution

Highly Accretive Commercial - Stage Acquisition With Strong Growth Potential Building a Leading, Diversified Specialty Pharmaceutical Company Maximize Pain Portfolio 5 • Conduct disciplined business development focused on commercial - stage, durable assets • Pay down debt • Opportunistically return capital to shareholders Capital Deployment Priorities Strong Q2’24 Pain Portfolio Net Revenue Growth $136M $145M Q2'23 Q2'24 +7% DELIVER ON FINANCIAL COMMITMENTS STRATEGICALLY DEPLOY CAPITAL

1. This financial data was provided by Collegium in its Form 8 - K and/or its Form 10 - Q filed with the SEC on August 8, 2024. 2. Represents a non - GAAP financial measure. Refer to “Non - GAAP Financial Measures” on slide 2. Executing on Our Strategy 6 Maximizing value of pain portfolio and delivering strong financial results 1 • Strong pain portfolio performance resulted in Q2’24 net product revenue growth of 7% YoY 2 and adjusted EBITDA growth of 12% YoY 2 • Grew Q2’24 Belbuca ® revenue 21% YoY and Xtampza ® ER revenue 8% YoY • Bolstered value of Nucynta Franchise in 2025 and beyond through authorized generic agreement with Hikma Pharmaceuticals and 6 - month pediatric exclusivity extension Diversifying portfolio with leading growth driver • Completed acquisition of Ironshore Therapeutics establishing Collegium’s presence in neurology (ADHD) and diversifying the portfolio • Added Jornay PM to portfolio which is poised to become the leading growth driver • Establishing a new therapeutic area of focus in neurology Strategically deploying capital • Redeemed remaining $26.4M aggregate principal amount of convertible senior notes due 2026 • Returned $35.0M to shareholders by repurchasing 1.06 million shares at an average price of $32.94 through ASR program 1

2024 Financial Guidance 1 Reflects Acquisition of Ironshore as of September 2024 7 Product Revenues, Net Adjusted Operating Expenses 3 (Excluding Stock - Based Compensation) Adjusted EBITDA 3 (Excluding Stock - Based Compensation) 1. This financial data was provided by Collegium in its press release filed with the SEC on September 4, 2024. 2. This financial data is calculated based on data provided by Collegium in its press release filed with the SEC on September 4, 2024, and represents the percent change of the mid - point of 2024 financial guidance ranges compared to 2023 results. 3. Represents a n on - GAAP financial measure. Refer to “Non - GAAP Financial Measures” on slide 2. $566.8M $620.0 – 635.0M 2023 2024E $123.6M $150.0 – 155.0M 2023 2024E $367.0M $395.0 – 405.0M 2023 2024E +11% 2 +23% 2 +9% 2

1. Details regarding the Pharmakon term - loan debt amortization schedule were provided by Collegium on Form 8 - K filed with the SEC o n July 29, 2024. 2. Adjusted EBITDA is a non - GAAP financial measure. Refer to “Non - GAAP Financial Measures” on slide 2. 2024 net debt/adjusted EBITD A is calculated based on Collegium’s forecast of net debt at year - end 2024, compared to the mid - point of the 2024 guidance ranges provided by Collegium in its press release and/or 10 - Q filed with the SEC on August 8, 2024. This financial data assumes no additional debt is incurred. 3. This financial data is calculated from data provided by Collegium in its Form 10 - Q filed with the SEC on August 8, 2024 and Annu al Report on Form 10 - K filed with the SEC on February 22, 2024. Disciplined Capital Deployment 8 Pay Down Debt • New 5 - year $646M Pharmakon term loan at reduced cost of capital ; interest rate lowered by 300 bps, longer term, lower amortization, and increased prepayment flexibility 1 • At year end, expect net leverage to be <2.0x based on estimated 2024 pro forma combined adjusted EBITDA 2 • Redeemed remaining $26.4M principal amount of 2.625% convertible senior notes due 2026; positively impacts full - year diluted EPS , and potentially reduces technical short positions Leverage Share Repurchase Program • To date, returned $172M to shareholders by repurchasing 7.39 million shares at average price of $23.28 3 • $115M remaining under share repurchase program authorized by Board through Q2’25 Execute on Business Development • Strong track record of successful business development which added Nucynta Franchise and Belbuca to become leader in responsible pain management • Acquisition of Ironshore establishes commercial presence in neurology (ADHD), diversifies portfolio, and adds Jornay PM which is poised to become a leading growth driver

9 Path to Building a Leading, Diversified Specialty Pharmaceutical Company 1990s – 2000s Rise of opioid epidemic in the U.S., marked by sharp increases in prescription opioid overdose deaths 2002 Collegium formed to address opioid epidemic through development of prescription pain treatments with abuse - deterrent properties 2015 Initial Public Offering 2016 FDA approved Collegium’s first product, Xtampza ® ER Formulated with DETERx ® , a proprietary abuse - deterrent technology, designed to deter common methods of abuse and misuse 2018 – 2022 Collegium in - licenses and acquires the Nucynta Franchise and acquires BioDelivery Sciences International (BDSI) adding Belbuca ® to the pain portfolio 2022 - 2024 Collegium becomes the leader in responsible pain management with a differentiated pain portfolio of four products distinctly positioned to treat acute and chronic pain responsibly 2024 Collegium acquires Ironshore Therapeutics diversifying commercial portfolio into neurology (ADHD)

Expansion into Neurology (ADHD): Addition of Jornay PM

11 Ironshore Acquisition Aligns with All Strategic Objectives x Differentiated, commercial - stage assets to diversify specialty pharmaceutical portfolio Addition of Jornay PM ® establishes a commercial presence in neurology (ADHD) with a highly differentiated product, diversifying portfolio x Significant revenue and growth potential Jornay PM net revenue expected to be >$100M in 2024 and poised to become the leading growth driver for Collegium x Durable with exclusivity into 2030s 16 Orange Book - listed patents, with expiries in 2032 Immediately accretive to revenue and adjusted EBITDA, highly accretive in 2025 Collegium to leverage core competencies: commercial execution and track record of efficiently and successfully integrating commercial acquisitions to maximize potential of Jornay PM

12 Expanding Commercial Presence into Neurology • Highly differentiated central nervous system (CNS) stimulant prescription medicine for the treatment of attention deficit hyperactivity disorder (ADHD) in people six years of age and older in the U.S. • Only stimulant ADHD medication with convenient evening dosing , eliminating need to dose during the day at work or at school • Predictable onset upon waking with smooth symptom control throughout the day , reducing need for short - acting stimulant add - on and eliminating need for immediate release component • Sustained absorption in colon that allows for flexible, dose - dependent duration of effect

13 Jornay PM Poised for Rapid Growth in the ADHD Market +5% CAGR in total ADHD prescriptions from 2019 - 2023 LARGE AND EXPANDING ADHD MARKET STRONG PRESCRIBER BASE & MARKET ACCESS SIGNIFICANT GROWTH IN JORNAY PM PRESCRIPTIONS 310K 490K 2022 2023 +58% +32% Year - over - year growth in H1’24 COMMERCIAL OPPORTUNITY • Establishes presence in new therapeutic area with unmet need • Leverage proven commercial execution capabilities to drive growth • Jornay PM is poised to become leading growth driver in portfolio ~15K Prescribers per month ~80% Coverage across commercial and Medicaid

14 Ironshore Acquisition Transaction Details Consideration • Collegium acquired all outstanding shares of Ironshore for $525M in cash • Potential $25M in additional consideration if Jornay PM net revenue exceeds a defined threshold in 2025 Financing • Funded by existing Collegium cash on hand and $646M five - year term loan from Pharmakon with annual interest rate of SOFR+450bps after September 30, 2024 (SOFR+750bps prior to September 30, 2024) and amortized over five years; new term loan replaced the existing Collegium term loan from Pharmakon • Favorable terms that reduce interest rate on existing debt by 300 basis points, longer term, lower amortization and increased prepayment flexibility Pro Forma Leverage • Expect net leverage to be less than 2x at year - end based on estimated 2024 pro forma combined adjusted EBITDA Expected Accretion • Transaction immediately accretive to revenue and adjusted EBITDA at close and highly accretive to 2025 revenue and adjusted EBITDA Timing • Acquisition completed on September 3, 2024

Collegium: The Leader in Responsible Pain Management

1. IQVIA NPA through June 2024. 2. IQVIA Xponent through June 2024; approximate quarterly prescriber counts. 16 Pain Portfolio Growth Drivers Expect prescription and revenue growth in 2024 Expect revenue growth in 2024 Strong Market Position 35.1% share of growing buprenorphine market 1 Large Prescriber Base GtN Impacts Market Access ~10.5K unique prescribers in Q2’24 2 Expect stable GtN Strong commercial coverage 37.8% share of OER market 1 ~16.6K unique prescribers in Q2’24 2 Expect GtN improvement to 55 - 57% Strong coverage across all payor types

#1 highest rated branded ER opioid in terms of product differentiation and favorability 2 74% of surveyed target HCPs plan to increase prescribing 2 STRONG BRAND FUNDAMENTALS 17 Well Positioned to Grow Belbuca Prescriptions and Revenue in 2024 1. IQVIA NPA through June 2024. 2. ATU (Awareness, Trial, & Usage) Market Research Study, fielded Q4 2022. Increasing momentum for Belbuca in Q2’24 GROWING BELBUCA PRESCRIPTIONS +2.1% YoY growth in Belbuca prescriptions in Q2’24 1 +1.4% QoQ growth in Belbuca prescriptions in Q2’24 1 Reinforce clinical differentiation Pull through strong commercial access position Expand Medicare Part D coverage COMMERCIAL PRIORITIES

#1 highest rated ER oxycodone in terms of product differentiation and favorability 1 48% of surveyed target HCPs plan to increase prescribing, while 60% plan to decrease prescribing of OxyContin 1 Strong market access coverage across all payor types, commercial and Medicare Part D STRONG BRAND FUNDAMENTALS & MARKET ACCESS POSITION 18 Xtampza ER Poised to Grow Revenue in 2024 SUCCESSFULLY MANAGING GTN 56.2% GtN in Q2’24 Reinforce clinical differentiation Pull through strong commercial and Medicare Part D access positions Expand coverage while managing GtN below 65% COMMERCIAL PRIORITIES 1. ATU (Awareness, Trial, & Usage) Market Research Study, fielded Q4 2022. Xtampza ER GtN expected to be 55% – 57% in 2024

$182.0M $173.2M $184.5M $190.8M 2020 2021 2022 2023 Product Revenues, Net Nucynta Franchise net revenue All other net product revenue 1. 2021 product revenues, net were impacted by a negative $38.3M returns adjustment, including a negative $24.5M returns adju stm ent related to Nucynta. 19 Nucynta Franchise: Stable Contributor Stable Contributor to the Pain Portfolio Improved Outlook for 2025 and Beyond • Nucynta ® granted New Patient Population exclusivity in pediatrics; U.S. regulatory exclusivity extended from June 27, 2025, to July 3, 2026 • 6 - month pediatric exclusivity granted for Nucynta Franchise in June 2024, extending exclusivity to December 27, 2025 for Nucynta ® ER and January 3, 2027 for Nucynta • Authorized generic agreement with Hikma Pharmaceuticals increases value of Nucynta Franchise in 2025 and beyond through favorable economics with profit share rate beginning in mid - 80% range • Royalty declines from 14% to 7% in 2025 and will be eliminated upon Hikma’s launch of the authorized generics 1 Outlook Bolstered by Regulatory Exclusivity Extension and Authorized Generic Agreement

Strong Track Record of Execution and Achieving Financial Commitments

21 Track Record of Strong Top - and Bottom - Line Growth GROW LEVERAGE EXPAND $118M 1 $266M 2 $367M 2 $400M 3 2021 2022 2023 2024E Adjusted EBITDA 4 1. This financial data was provided by Collegium in its Annual Report on Form 10 - K filed with the SEC on February 23, 2023. 2. This financial data was provided by Collegium in its Annual Report on Form 10 - K filed with the SEC on February 22, 2024. 3. This financial data was provided by Collegium in its press release filed with the SEC on September 4, 2024, and represents the mid - point of 2024 financial guidance ranges. 4. Represents a non - GAAP financial measure. Refer to “Non - GAAP Financial Measures” on slide 2. $277M 1 $464M 2 $567M 2 $628M 3 2021 2022 2023 2024E Product Revenues, Net $101M 1 $122M 2 $124M 2 $153M 3 2021 2022 2023 2024E Adjusted Operating Expenses 4

22 Robust Operating Cash Flow Generation from Pain Portfolio Cash Flows from Operating A ctivities 1 +$66M +$10M +$20M +$151M $170M $174M $186M $174M $311M • Strong cash generation enables disciplined capital deployment strategy • Executed $172M in share repurchases to date 1 • Invested ~ $1B in business development 2019 – 2023 3 $28M $94M $104M $124M $275M 2019 2020 2021 2022 2023 Period End Cash and Marketable Securities 2 1. This financial data was provided by Collegium in its Annual Reports on Form 10 - K filed with the SEC on February 25, 2021; Februa ry 24, 2022; February 23, 2023; and February 22, 2024, and in its Form 10 - Q filed with the SEC on August 8, 2024. 2. Period end cash and marketable securities excludes restricted cash. 3. Represents the sum of the purchase price consideration paid for the Nucynta Acquisition in 2020 and the BDSI Acquisition in 2 022 as disclosed on Annual Reports on Form 10 - K filed with the SEC on February 25, 2021 and February 23, 2023, respectively.

Disciplined Capital Deployment

1. Represents period en d figures. 2. Details regarding the Pharmakon term - loan debt amortization schedule were provided by Collegium on Form 8 - K filed with the SEC o n July 29, 2024. 3. Adjusted EBITDA is a non - GAAP financial measure. Refer to “Non - GAAP Financial Measures” on slide 2. 2024 net debt/adjusted EBITD A is calculated based on Collegium’s forecast of net debt at year - end 2024, compared to the mid - point of the 2024 guidance ranges provided by Collegium in its press release filed with th e SEC on September 4, 2024. This financial data assumes no additional debt is incurred. 24 Paydown of Debt 0.6x 2.0x 1.0x 2.0x - 0.5 1.0 1.5 2.0 2.5 0 100 200 300 400 500 600 700 800 900 1000 2021 2022 2023 2024E Principal Debt and Net Leverage 1 Convertible notes $143.8M $143.8M $267.9M $241.5M Term loan $112.5M $575.0M $412.5M $645.8M Net debt to adjusted EBITDA 2,3 • $645.8M five - year term loan with Pharmakon used to fund $325.0M of Ironshore acquisition and $320.8M used to replace prior Pharmakon term loan • Favorable terms that reduce interest rate on existing debt by 300 basis points, longer term, lower amortization and increased prepayment flexibility • Reduced interest rate on new loan expected to keep interest expense stable for the next 12 months • Expect net leverage to be less than 2x at year - end based on estimated 2024 pro forma combined adjusted EBITDA 2,3 2024 Pharmakon Term Loan 1

2021 2022 2023 2024 YTD ASR program Open market share repurchases 25 Opportunistic Share Repurchases 1 1. This financial data is calculated from data provided by Collegium in its Form 10 - Q filed with the SEC on August 8, 2024 and Annu al Report on Form 10 - K filed with the SEC on February 22, 2024. $43M $19M $75M $25M ASR $50M ASR $25M ASR Repurchased 7.39M shares at average price of $23.28 Board Authorized $150M Share Repurchase Program Through Q2’25 Average Repurchase Price Returned $172M of Capital to Shareholders from 2021 to 2024 YTD 2021 - $19.93 2022 - $17.57 2023 - $24.29 2024 - $32.94 $35M Repurchased at average price of $32.94

$104M $139M $177M $173M $325M $390M 2021 2022 2023 1. This financial data was provided by Collegium on Form 10 - K filed with the SEC on February 23, 2023. 2. This financial data was provided by Collegium on Form 10 - K filed with the SEC on February 22, 2024. 3. Represents Xtampza ER product revenues. 4. Represents Nucynta IR, Nucynta ER, Belbuca, Symproic, and Other product revenues. 5. Represents a non - GAAP financial measure. Refer to “Non - GAAP Financial Measures” on slide 2. 26 Track Record of Successful Business Development Strategically Compelling Pain Management Acquisitions Nucynta Franchise (February 2020) Successful business development established Collegium as the leader in responsible pain management and added diversified revenue streams and growth opportunities to the business Impact of Accretive Acquisitions $277M 1 $464M 2 $567M 2 $118M 1 $266M 2 $367M 2 2021 2022 2023 Revenue – organic 3 Revenue – acquisition 4 BDSI (March 2022) Adjusted EBITDA 5 Product Revenues, Net Acquisition in Neurology (ADHD) Ironshore Therapeutics (September 2024) Highly accretive acquisition that establishes new presence in neurology (ADHD), diversifies revenue and adds Jornay PM which is poised to become a leading growth driver

Strong IP Management

Reflects (i) for Xtampza ER, the September 2033 entry date set forth in Collegium’s settlement agreement with Teva; (ii) for Bel buca, the January 2027 entry date set forth in BDSI’s settlement agreement with Teva; (iii) for Jornay PM, which does not have any ANDA filers yet, the March 2032 expiry of its Orange Book - listed patents; (IV)for the Nucynta Franc hise, the New Patient Population exclusivity granted to Nucynta, the pediatric exclusivity granted to the Franchise, and based on the judgment upholding its Orange - Book listed patents, the July 2025 and 2028 expiries of such patents for Nucynta ER; and (v) for Symproic, which does not have any ANDA filers yet, the November 2031 expiry of its Orange Book - listed patents. 28 Patent Protected Commercial Portfolio September 2033 Growth Drivers Contributors …2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 …2037 January 2027 January 2027 December 2025 May 2033 Projected exclusivity Latest patent expiry Teva currently is the only generic manufacturer that has resolved legal challenges to its Xtampza ER and Belbuca ANDAs. Teva does not have tentative or final approval for either ANDA and has waived its first filer exclusivity with respect to Belbuca . 2036 2032 2028 March 2032

Summary

30 Creating Long - Term Value Through Operational Execution 30 DELIVER ON Financial commitments of top - and bottom - line growth: • Achieve record revenue, adjusted EBITDA and net income • Generate record free cash flow STRATEGICALLY Deploy capital in a disciplined manner: • Expand neurology portfolio • Pay down debt • Opportunistically return capital to shareholders through share repurchases Creating value for shareholders by: x Growing revenue x Increasing profitability x Generating strong cash flows x Strategically deploying capital EXECUTE ON Integration of Ironshore: • Integrate and maximize the full potential of Jornay PM • Establish a new therapeutic area of focus in neurology (ADHD)

Important Safety Information

See full prescribing information, including Boxed Warning on Addiction, Abuse and Misuse, and other serious risks at https:// ironshorepharma.com/jornay - pm - label. 32 Important Safety Information about Jornay PM (methylphenidate HCI extended - release capsules) WARNING: ABUSE, MISUSE, AND ADDICTION JORNAY PM has a high potential for abuse and misuse, which can lead to the development of a substance use disorder, including ad diction. Misuse and abuse of CNS stimulants, including JORNAY PM, can result in overdose and death, and this risk is increased with higher doses or unapproved methods of administration, such as snorting or injection. Before prescribing JORNAY PM, assess each patient’s risk for abuse, misuse, and addiction. Educate patients and their familie s a bout these risks, proper storage of the drug, and proper disposal of any unused drug. Throughout JORNAY PM treatment, reassess each patient’s risk of abu se, misuse, and addiction and frequently monitor for signs and symptoms of abuse, misuse and addiction. CONTRAINDICATIONS Known hypersensitivity to methylphenidate or other components of JORNAY PM. Hypersensitivity reactions such as angioedema and an aphylactic reactions have been reported in patients treated with methylphenidate products. Concurrent treatment with a monoamine oxidase inhibitor (MAOI), or use of an MAOI within the preceding 14 days because of the ri sk of hypertensive crisis. JORNAY PM (methylphenidate HCI extended - release capsules)

See full prescribing information, including Boxed Warning on Addiction, Abuse and Misuse, and other serious risks at https:// ironshorepharma.com/jornay - pm - label. 33 Important Safety Information about Jornay PM (methylphenidate HCI extended - release capsules) WARNINGS AND PRECAUTIONS JORNAY PM can cause serious adverse reactions and patients should be monitored for the following: Risks to Patients with Serious Cardiac Disease: Sudden death has been reported in patients with structural cardiac abnormalit ies or other serious cardiac disease who were treated with CNS stimulants at the recommended ADHD dosage. Avoid use in patients with known structural cardiac abno rma lities, cardiomyopathy, serious cardiac arrhythmia, coronary artery disease, or other serious cardiac disease. Increased Blood Pressure and Heart Rate. Psychiatric Adverse Reactions: Including exacerbation of behavior disturbance and thought disorder in patients with a pre - existi ng psychotic disorder, induction of a manic episode in patients with bipolar disorder, and new psychotic or manic symptoms. Prior to initiating treatment, scr een patients for risk factors for psychiatric adverse reactions. If such symptoms occur, consider discontinuing JORNAY PM. Priapism: Patients should seek immediate medical attention.Peripheral Vasculopathy, including Raynaud’s Phenomenon: Observe patients for digital changes during treatment. Weight Loss and Long - Term Suppression of Growth in Pediatric Patients: Monitor height and weight. Increased Intraocular Pressure (IOP) and Glaucoma: Patients at risk for acute angle closure glaucoma should be evaluated by a n o phthalmologist. Closely monitor patients with a history of abnormally increased IOP or open angle glaucoma. Onset or Exacerbation of Motor and Verbal Tics, and Worsening of Tourette’s Syndrome. ADVERSE REACTIONS The most common (≥5% and twice the rate of placebo) adverse reactions with methylphenidate are decreased appetite, insomnia, nau sea, vomiting, dyspepsia, abdominal pain, decreased weight, anxiety, dizziness, irritability, affect lability, tachycardia, and increased blood pressur e. Additional adverse reactions (≥5% and twice the rate of placebo) in JORNAY PM - treated pediatric patients 6 to 12 years are heada che, psychomotor hyperactivity, and mood swings. DRUG INTERACTIONS Antihypertensive drugs: Monitor blood pressure data. Adjust dosage of antihypertensive drug as needed. JORNAY PM (methylphenidate HCI extended - release capsules)

See full prescribing information, including Boxed Warning on Addiction, Abuse and Misuse, and other serious risks at XtampzaER.com/PI . 34 Important Safety Information about XTAMPZA ER (oxycodone) extended - release capsules WARNING: SERIOUS AND LIFE - THREATENING RISKS FROM USE OF XTAMPZA ER Addiction, Abuse, and Misuse Because the use of XTAMPZA ER exposes patients and other users to the risks of opioid addiction, abuse, and misuse, which can le ad to overdose and death, assess each patient’s risk prior to prescribing and reassess all patients regularly for the development of these behaviors and condi tio ns. Life - Threatening Respiratory Depression Serious, life - threatening, or fatal respiratory depression may occur with use of XTAMPZA ER, especially during initiation or fol lowing a dosage increase. To reduce the risk of respiratory depression, proper dosing and titration of XTAMPZA ER are essential. Accidental Ingestion Accidental ingestion of even one dose of XTAMPZA ER, especially by children, can result in a fatal overdose of oxycodone. Risks From Concomitant Use With Benzodiazepines Or Other CNS Depressants Concomitant use of opioids with benzodiazepines or other central nervous system (CNS) depressants, including alcohol, may res ult in profound sedation, respiratory depression, coma, and death. Reserve concomitant prescribing of XTAMPZA ER and benzodiazepines or other CNS depressants for u se in patients for whom alternative treatment options are inadequate. Neonatal Opioid Withdrawal Syndrome (NOWS) If opioid use is required for an extended period of time in a pregnant woman, advise the patient of the risk of NOWS, which m ay be life - threatening if not recognized and treated. Ensure that management by neonatology experts will be available at delivery. XTAMPZA ER (Oxycodone) extended - release capsules

See full prescribing information, including Boxed Warning on Addiction, Abuse and Misuse, and other serious risks at XtampzaER.com/PI . 35 Important Safety Information about XTAMPZA ER (oxycodone) extended - release capsules Opioid Analgesic Risk Evaluation and Mitigation Strategy (REMS) Healthcare providers are strongly encouraged to complete a REMS - compliant education program and to counsel patients and caregive rs on serious risks, safe use, and the importance of reading the Medication Guide with each prescription. Cytochrome P450 3A4 Interaction The concomitant use of XTAMPZA ER with all cytochrome P450 3A4 inhibitors may result in an increase in oxycodone plasma conce ntr ations, which could increase or prolong adverse drug effects and may cause potentially fatal respiratory depression. In addition, discontinuation of a concom ita ntly used cytochrome P450 3A4 inducer may result in an increase in oxycodone plasma concentration. Regularly evaluate patients receiving XTAMPZA ER and any CY P3A4 inhibitor or inducer. XTAMPZA ER (Oxycodone) extended - release capsules

See full prescribing information, including Boxed Warning on Addiction, Abuse and Misuse, and Other Serious Risks at Belbuca.com/#isi - block . 36 Important Safety Information about BELBUCA (buprenorphine buccal film) WARNING: SERIOUS AND LIFE - THREATENING RISKS FROM USE OF BELBUCA Addiction, Abuse, and Misuse BELBUCA exposes patients and other users to the risks of opioid addiction, abuse, and misuse, which can lead to overdose and dea th, assess each patient’s risk prior to prescribing and reassess all patients regularly for the development of these behaviors and conditions. Life - Threatening Respiratory Depression Serious, life - threatening, or fatal respiratory depression may occur with use of BELBUCA, especially during initiation or follow ing a dosage increase. To reduce the risk of respiratory depression, proper dosing and titration of BELBUCA are essential. Misuse or abuse of BELBUCA by chewing, swall owi ng, snorting, or injecting buprenorphine extracted from the buccal film will result in the uncontrolled delivery of buprenorphine and poses a significan t r isk of overdose and death. Accidental Exposure Accidental exposure of even one dose of BELBUCA, especially in children, can result in a fatal overdose of buprenorphine. Risks from Concomitant Use with Benzodiazepines Or Other CNS Depressants Concomitant use of opioids with benzodiazepines or other central nervous system (CNS) depressants, including alcohol, may res ult in profound sedation, respiratory depression, coma, and death. Reserve concomitant prescribing of BELBUCA and benzodiazepines or other CNS depressants for use in patients for whom alternative treatment options are inadequate. Neonatal Opioid Withdrawal Syndrome (NOWS) If opioid use is required for an extended period of time in a pregnant woman, advise the patient of the risk of NOWS, which m ay be life - threatening if not recognized and treated. Ensure that management by neonatology experts will be available at delivery. Opioid Analgesic Risk Evaluation and Mitigation Strategy (REMS) Healthcare providers are strongly encouraged to complete a REMS - compliant education program and to counsel patients and caregive rs on serious risks, safe use, and the importance of reading the Medication Guide with each prescription. BELBUCA (buprenorphine buccal film)

See full prescribing information, including Boxed Warning on Addiction, Abuse and Misuse, and other serious risks at Nucynta.com/erPI . 37 Important Safety Information about NUCYNTA ER (tapentadol) extended - release tablets WARNING: SERIOUS AND LIFE - THREATENING RISKS FROM USE OF NUCYNTA ER Addiction, Abuse, and Misuse Because the use of NUCYNTA ER exposes patients and other users to the risks of opioid addiction, abuse, and misuse, which can le ad to overdose and death, assess each patient’s risk prior to prescribing and reassess all patients regularly for the development of these behaviors and condi tio ns. Life - Threatening Respiratory Depression Serious, life - threatening, or fatal respiratory depression may occur with use of NUCYNTA ER, especially during initiation or fol lowing a dosage increase. To reduce the risk of respiratory depression, proper dosing and titration of NUCYNTA ER are essential. Instruct patients to swallow NUCYNTA ER tablets whole; crushing, chewing, or dissolving NUCYNTA ER tablets can cause rapid release and absorption of a potentially fatal dose of tapentadol . Accidental Ingestion Accidental ingestion of even one dose of NUCYNTA ER, especially by children, can result in a fatal overdose of tapentadol . Interaction with Alcohol Instruct patients not to consume alcoholic beverages or use prescription or nonprescription products that contain alcohol whi le taking NUCYNTA ER. The co - ingestion of alcohol with NUCYNTA ER may result in increased plasma tapentadol levels and a potentially fatal overdose of tapentadol . Risks From Concomitant Use With Benzodiazepines Or Other CNS Depressants Concomitant use of opioids with benzodiazepines or other central nervous system (CNS) depressants, including alcohol, may res ult in profound sedation, respiratory depression, coma, and death. Reserve concomitant prescribing of NUCYNTA ER and benzodiazepines or other CNS depressants for u se in patients for whom alternative treatment options are inadequate. NUCYNTA ER (tapentadol) extended - release tablets

See full prescribing information, including Boxed Warning on Addiction, Abuse and Misuse, and other serious risks at Nucynta.com/erPI . 38 Important Safety Information about NUCYNTA ER (tapentadol) extended - release tablets Neonatal Opioid Withdrawal Syndrome If opioid use is required for an extended period of time in a pregnant woman, advise the patient of the risk of NOWS, which m ay be life - threatening if not recognized and treated. Ensure that management by neonatology experts will be available at delivery. Opioid Analgesic Risk Evaluation and Mitigation Strategy (REMS) Healthcare providers are strongly encouraged to complete a REMS - compliant education program and to counsel patients and caregive rs on serious risks, safe use, and the importance of reading the Medication Guide with each prescription. NUCYNTA ER (tapentadol) extended - release tablets

See full prescribing information, including Boxed Warning on Addiction, Abuse and Misuse and other serious risks at Nucynta.com/irPI . 39 Important Safety Information about NUCYNTA (Tapentadol) tablets WARNING: SERIOUS AND LIFE - THREATENING RISKS FROM USE OF NUCYNTA TABLETS Addiction, Abuse, and Misuse Because the use of NUCYNTA tablets exposes patients and other users to the risks of opioid addiction, abuse, and misuse, whic h c an lead to overdose and death, assess each patient’s risk prior to prescribing and reassess all patients regularly for the development of these behaviors an d c onditions. Life - Threatening Respiratory Depression Serious, life - threatening, or fatal respiratory depression may occur with use of NUCYNTA tablets, especially during initiation o r following a dosage increase. To reduce the risk of respiratory depression, proper dosing and titration of NUCYNTA tablets are essential. Accidental Ingestion Accidental ingestion of even one dose of NUCYNTA tablets, especially by children, can result in a fatal overdose of tapentadol . Risks From Concomitant Use With Benzodiazepines Or Other CNS Depressants Concomitant use of opioids with benzodiazepines or other central nervous system (CNS) depressants, including alcohol, may res ult in profound sedation, respiratory depression, coma, and death. Reserve concomitant prescribing of NUCYNTA tablets and benzodiazepines or other CNS depressants for use in patients for whom alternative treatment options are inadequate. Neonatal Opioid Withdrawal Syndrome (NOWS) If opioid use is required for an extended period of time in a pregnant woman, advise the patient of the risk of NOWS, which m ay be life - threatening if not recognized and treated. Ensure that management by neonatology experts will be available at delivery. Opioid Analgesic Risk Evaluation and Mitigation Strategy (REMS) Healthcare providers are strongly encouraged to complete a REMS - compliant education program and to counsel patients and caregive rs on serious risks, safe use, and the importance of reading the Medication Guide with each prescription. NUCYNTA (tapentadol) tablets

See full prescribing Information and other s erious risks at Symproic.com/#isi . 40 Important Safety Information about SYMPROIC (naldemedine) tablets SYMPROIC may cause serious side effects, including: • Tear in your stomach or intestinal wall (perforation). Stomach pain that is severe can be a sign of a serious medical conditi on. If you get stomach pain that does not go away, stop taking SYMPROIC and get emergency medical help right away • Opioid withdrawal. You may have symptoms of opioid withdrawal during treatment with SYMPROIC including sweating, chills, tear ing , warm or hot feeling to your face (flush), sneezing, fever, feeling cold, abdominal pain, diarrhea, nausea, and vomiting. Tell your healthcare provider if yo u have any of these symptoms Do not take SYMPROIC if you: • Have a bowel blockage (intestinal obstruction) or have a history of bowel blockage • Are allergic to SYMPROIC or any of the ingredients in SYMPROIC. See the Medication Guide for a complete list of ingredients i n S YMPROIC. Tell your healthcare provider or pharmacist before you start or stop any medicines during treatment with SYMPROIC Before you take SYMPROIC, tell your healthcare provider about all of your medical conditions, including if you: • Have any stomach or bowel (intestines) problems, including stomach ulcer, Crohn’s disease, diverticulitis, cancer of the stom ach or bowel, or Ogilvie’s syndrome • Have liver problems • Are pregnant or plan to become pregnant. Taking SYMPROIC during pregnancy may cause opioid withdrawal symptoms in your unborn ba by. Tell your healthcare provider right away if you become pregnant during treatment with SYMPROIC • Are breastfeeding or plan to breastfeed. It is not known if SYMPROIC passes into your breast milk. You should not breastfeed dur ing treatment with SYMPROIC and for 3 days after your last dose. Taking SYMPROIC while you are breastfeeding may cause opioid withdrawal symptoms in your ba by. You and your healthcare provider should decide if you will take SYMPROIC or breastfeed. You should not do both • The most common side effects of SYMPROIC include stomach (abdomen) pain, diarrhea, nausea and vomiting (gastroenteritis) • Tell your healthcare provider if you have any side effect that bothers you or that does not go away. These are not all the po ssi ble side effects of SYMPROIC. Call your doctor for medical advice about side effects. You may report side effects to FDA at 1 - 800 - FDA - 1088 SYMPROIC (naldemedine) tablets

See full prescribing Information and other s erious risks at Symproic.com/#isi . 41 Important Safety Information about SYMPROIC ( naldemedine ) tablets INDICATIONS AND USAGE SYMPROIC is indicated for the treatment of opioid - induced constipation (OIC) in adult patients with chronic non - cancer pain, inc luding patients with chronic pain related to prior cancer or its treatment who do not require frequent (e.g., weekly) opioid dosage escalation. CONTRAINDICATIONS SYMPROIC is contraindicated in: • Patients with known or suspected gastrointestinal obstruction and patients at increased risk of recurrent obstruction, due to th e potential for gastrointestinal perforation • Patients with a history of a hypersensitivity reaction to Naldemedine . Reactions have included bronchospasm and rash WARNINGS AND PRECAUTIONS Gastrointestinal Perforation: Cases of gastrointestinal perforation have been reported with use of another peripherally acting opioid antagonist in patient s w ith conditions that may be associated with localized or diffuse reduction of structural integrity in the wall of the gastrointestinal tract (e.g., peptic ulcer dis eas e, Ogilvie’s syndrome, diverticular disease, infiltrative gastrointestinal tract malignancies, or peritoneal metastases). Take into account the overall risk - benefit profile when using SYMPROIC in patients with these conditions or other conditions which might result in impaired integrity of the gastrointestinal tract wall (e.g., Crohn’s disease). Monitor for the development of severe, persistent, or w ors ening abdominal pain; discontinue SYMPROIC in patients who develop this symptom. Opioid Withdrawal: Clusters of symptoms consistent with opioid withdrawal, including hyperhidrosis, chills, increased lacrimation, hot flush/flu shi ng, pyrexia, sneezing, feeling cold, abdominal pain, diarrhea, nausea, and vomiting have occurred in patients treated with SYMPROIC. Patients having disruptions to the blood - brain b arrier may be at increased risk for opioid withdrawal or reduced analgesia. Take into account the overall risk - benefit profile and monitor for symptoms of opioid withdrawal when using SYMPROIC in such patients. ADVERSE REACTIONS • The most common adverse reactions with SYMPROIC compared to placebo in two pooled 12 - week studies were: abdominal pain (8% vs 2% ), diarrhea (7% vs 2%), nausea (4% vs 2%), and gastroenteritis (2% vs 1%). • The incidence of adverse reactions of opioid withdrawal in two pooled 12 - week studies was 1% (8/542) for SYMPROIC and 1% (3/546) for placebo. In a 52 - week study, the incidence was 3% (20/621) for SYMPROIC and 1% (9/619) for placebo. OVERDOSAGE Single doses of Naldemedine up to 100 mg (500 times the recommended dose) and multiple doses of up to 30 mg (150 times the recommended dose) for 10 days ha ve been administered to healthy subjects in clinical studies. Dose - dependent increases in gastrointestinal - related adverse reactions, including abdominal pain, diarrhea, and nausea, were observed. Single doses of Naldemedine up to 3 mg (15 times the recommended dose) and multiple doses of 0.4 mg (twice the recommended dose) for 28 days have been administ ere d to patients with OIC in clinical studies. Dose dependent increases in gastrointestinal - related adverse reactions, including abdominal pain, diarrhea, nausea, and vomiting, were observed . Also, chills, hyperhidrosis, and dizziness were reported more frequently at 1 and 3 mg doses and hyperhidrosis at the 0.4 mg dose. No antidote for Naldemedine is known. Hemodialysis is not an effective means to remove Naldemedine from the blood. SYMPROIC ( naldemedine ) tablets

See full prescribing Information and other s erious risks at Symproic.com/#isi . 42 Important Safety Information about SYMPROIC ( naldemedine ) tablets USE IN SPECIFIC POPULATIONS Pregnancy : There are no available data with Naldemedine in pregnant women to inform a drug - associated risk of major birth defects and miscarriage . There is a potential for opioid withdrawal in a fetus when SYMPROIC is used in pregnant women . SYMPROIC should be used during pregnancy only if the potential benefit justifies the potential risk . Fetal/Neonatal Adverse Reactions Naldemedine crosses the placenta and may precipitate opioid withdrawal in a fetus due to the immature fetal blood - brain barrier. Lactation There is no information regarding the presence of Naldemedine in human milk, the effects on the breastfed infant, or the effects on milk production . Because of the potential for serious adverse reactions, including opioid withdrawal in breastfed infants, a decision should be made to discontinue breastfeeding or discontinue the drug, taking into account the importance of the drug to the mother . If drug is discontinued in order to minimize drug exposure to a breastfed infant, advise women that breastfeeding may be resumed 3 days after the final dose of SYMPROIC . Pediatric Use The safety and effectiveness of SYMPROIC have not been established in pediatric patients . Geriatric Use Of the 1163 patients exposed to SYMPROIC in clinical studies, 183 ( 16% ) were 65 years of age and over, while 37 ( 3% ) were 75 years and over . No overall differences in safety or effectiveness between these and younger patients were observed, but greater sensitivity of some older individuals cannot be ruled out . In a population pharmacokinetic analysis, no age - related alterations in the pharmacokinetics of Naldemedine were observed . Hepatic Impairment The effect of severe hepatic impairment (Child - Pugh Class C) on the pharmacokinetics of Naldemedine has not been evaluated . Avoid use of SYMPROIC in patients with severe hepatic impairment . No dose adjustment of SYMPROIC is required in patients with mild or moderate hepatic impairment . SYMPROIC ( naldemedine ) tablets

Non - GAAP Reconciliations

Collegium Pharmaceutical, Inc. Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA (in thousands) (unaudited) 44 GAAP net income (loss) $ 19,606 $ 13,007 $ 48,155 $ (25,002) $ 71,517 Adjustments: Interest expense 15,587 21,863 83,339 63,213 21,014 Interest income (4,397) (4,027) (15,615) (1,047) (12) Loss on extinguishment of debt 7,184 — 23,504 — — Provision for (benefit from) income taxes 9,491 4,790 27,578 (3,845) (74,891) Depreciation 952 895 3,496 2,684 1,736 Amortization 34,515 37,463 145,760 131,469 67,181 Impairment expense — — — 4,786 — Stock-based compensation 10,012 7,072 27,136 22,874 24,255 Restructuring — — — — 4,578 Litigation settlements — — 8,500 — 2,935 Acquisition related expenses — — — 31,297 — Recognition of step-up basis in inventory — 4,748 15,116 39,584 — CEO transition expense 3,051 — — — — Total adjustments $ 76,395 $ 72,804 $ 318,814 $ 291,015 $ 46,796 Adjusted EBITDA $ 96,001 $ 85,811 $ 366,969 $ 266,013 $ 118,313 2024 Three Months Ended June 30, 2022 20212023 Years Ended December 31, 2023

Collegium Pharmaceutical, Inc. Reconciliation of GAAP Operating Expenses to Adjusted Operating Expenses (in thousands) (unaudited) 45 GAAP operating expenses $ 43,335 $ 38,193 $ 159,208 $ 176,169 $ 132,989 Adjustments: Stock-based compensation 10,012 7,072 27,136 22,874 24,255 Restructuring — — — — 4,578 Litigation settlements — — 8,500 — 2,935 Acquisition related expenses — — — 31,297 — CEO transition expense 3,051 — — — — Total adjustments $ 13,063 $ 7,072 $ 35,636 $ 54,171 $ 31,768 Adjusted operating expenses $ 30,272 $ 31,121 $ 123,572 $ 121,998 $ 101,221 2022 20212023 Years Ended December 31, 2024 2023 Three Months Ended June 30,